UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 10, 2020

__________________________________________________________________________
Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
__________________________________________________________________________

Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
__________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
(a)
On November 10, 2020, Digital Media Solutions, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2020. The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the website cited in the press release is not a part of this Current Report on Form 8-K.
The information contained in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. In addition, neither such information nor Exhibit 99.1 attached hereto shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section:

Exhibit Number	Description

99.1	Press release of Digital Media Solutions, Inc. issued November 10, 2020

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2020

Digital Media Solutions, Inc.

/s/ Randall Koubek
Name:	Randall Koubek
Title:	Chief Financial Officer